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                             [CLIFFORD CHANCE LOGO]



                                                                   EXHIBIT 10.36


                                                                  EXECUTION COPY


                                BARCLAYS BANK PLC
                                AS SECURED PARTY

                       ALLIED WORLD ASSURANCE COMPANY, LTD
                                   AS PLEDGOR

                                MELLON BANK, N.A.
                                     AS BANK

                           ---------------------------

                            ACCOUNT CONTROL AGREEMENT

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                                    CONTENTS

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CLAUSE                                                            PAGE
1.  The Account...............................................     3
2.  Control By Secured Party..................................     3
3.  Pledgor's Rights In Account...............................     3
4.  Priority Of Secured Party's Security Interest.............     6
5.  Statements, Confirmations And Notices Of Adverse Claims...     6
6.  Bank's Responsibility.....................................     6
7.  Indemnity.................................................     7
8.  Termination; Survival.....................................     7
9.  Governing Law.............................................     8
10. Entire Agreement..........................................     8
11. Amendments................................................     8
12. Severability..............................................     8
13. Successors And Assigns....................................     8
14. Notices...................................................     8
15. Counterparts..............................................     8
16. Waiver Of Jury Trial......................................     8
17. Representations...........................................     9

EXHIBIT A.....................................................

EXHIBIT B.....................................................

Schedule 1....................................................
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THIS AGREEMENT dated as of 31 December 2003

BETWEEN

(1)   BARCLAYS BANK PLC, as Secured Party;

(2)   ALLIED WORLD ASSURANCE COMPANY, LTD, as Pledgor; and

(3)   MELLON BANK, N.A., as Bank

BACKGROUND

(A) Pledgor has granted Secured Party a security interest in the financial assets in the securities account identified in Schedule 1 (the "ACCOUNT"), maintained by Bank for Pledgor, (including any security entitlement) and in the Account.

(B) The parties are entering into this agreement to provide for the control of the Account as a means to perfect the security interest of Secured Party.
      Bank has no responsibility to Secured Party in respect to the validity or perfection of such security interest otherwise than to act in accordance with the terms and conditions of this Agreement.

1.    THE ACCOUNT

      Bank represents and warrants to Secured Party that Bank maintains the Account. Bank represents and warrants that except for the claim and interest of Pledgor and Secured Party, or as provided in Clause 4 of this Agreement, Bank does not know of any claim to or interest in the Account or any financial assets credited thereto. Bank, Pledgor and Secured Party agree that the Account is a securities account ("SECURITIES ACCOUNT") as that term is defined in Section 8-501(a) of the Uniform Commercial Code as in effect from time to time in the State of New York (the "NYUCC"). Bank, Pledgor and Secured Party agree that each item of property (whether investment property, financial asset, security, instrument or cash) credited to the Account shall be treated as a financial asset ("FINANCIAL
      ASSET") within the meaning of Section 8-102(a)(9) of the NYUCC.

2.    CONTROL BY SECURED PARTY

      Bank will comply with all notifications it receives directing it to transfer or redeem any financial assets credited to the Account (each an entitlement order ("ENTITLEMENT ORDER") as defined in Section 8-102(a)(8) of the NYUCC) originated by Secured Party and shall otherwise treat
      Secured Party as entitled to exercise the rights in respect of any financial asset credited to the Account without further consent by Pledgor.

3.    PLEDGOR'S RIGHTS IN ACCOUNT

      Subject to this Clause 3, until Bank receives an entitlement order from the Secured Party, Bank may accept and comply with any entitlement order from Pledgor with regard to the Account or any financial asset as follows:

                                      -3-
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      3.1.1 Until Bank receives an entitlement order from Secured Party, Bank shall distribute to Pledgor all cash distributions received in regard to financial assets in the Account. Cash distributions do not include any principal received upon redemption or maturity of a financial asset, and any such cash will be held for the benefit of
            Secured Party.

      3.1.2 Pledgor shall not direct Bank to release any of the financial assets in the Account or to close the Account and Bank agrees that it will not release any of the financial assets in the Account or close the Account without Secured Party's consent. For this purpose the term
            "release" shall be broadly construed to include release for any purpose, including (without limitation) release for settlement of a sale, release for the purposes of substituting new financial assets, release "free" without consideration and any other manner of leaving the Account. Secured Party will consent to the release of the financial assets provided that with respect to such financial assets, the following procedure is adhered to:

            (a) Pledgor will determine (the "DETERMINATION") that the financial assets remaining in the Account will be equal to or exceed the required Adjusted Collateral Value (as more specifically defined and described in a Credit Agreement dated as of 31 December 2003 between Pledgor and Secured Party) (the
                  "REQUIRED ACCOUNT VALUE") and to determine this shall diligently and in good faith:

                  (i) determine that the financial asset is eligible as collateral as specified in Exhibit A hereto; and

                  (ii) use the mark-to-market value provided by pricing services used by Bank in connection with the valuation of financial assets under similar account control arrangements or for Bank's trust accounts, in each instance after applying the discount specified in Exhibit A hereto; provided that in determining if the remaining financial assets are sufficient Pledgor shall use the mark-to-market values of the financial assets reported by such services not more than the Business Day
                        (as hereinafter defined) prior to the withdrawal or distribution of any financial asset. Any financial asset that cannot be valued as provided herein and any financial asset subject to Bank's lien specified in Clause 4 shall have no value in determining if the financial assets are to remain in the Account are sufficient for the purposes of meeting the Required
                        Account Value.

            (b) If following the Determination, Pledgor has come to the reasonable conclusion that by requesting a financial asset to be released, the financial assets remaining in the account will be equal to or in excess of the Required Account Value (a
                  "POSITIVE DETERMINATION"), Pledgor will fax:

                                      -4-
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                  (i)   the instruction relating to the financial assets that it
                        wishes to be released (the "INSTRUCTION"); and

                  (ii) the value of the financial assets that are currently in the Account (in the form of a portfolio valuation statement in a form acceptable to Secured Party) and the value of the financial asset that it wishes to be released (both as calculated in accordance with Clause
                        3.1.2(a)),

                  to Secured Party for the attention of its Collateral
                  Monitoring Unit on +44 207 699 2407 (or such other number as
                  Secured Party may notify Pledgor or from time to time) so that it is received by Secured Party (unless Secured Party agrees otherwise) at least one Business Day (excluding the day upon which it is received and the day upon which such instruction is intended to take effect) before the day upon which such instruction is intended to take effect;

            (c)   Secured Party will then promptly consider the Positive
                  Determination and if it agrees with it, will approve the instruction (by affixing of the signatures of two of the persons who appear in Exhibit B hereto (each being an "AUTHORIZED SIGNATORY") as amended and advised in writing to Pledgor by Secured Party from time to time) and will return it by fax to Pledgor on +(441) 296-3428 (or such other number as Pledgor may notify Secured Party of from time to time). Once signed in this manner by Secured Party, the Instruction becomes an "ENDORSED INSTRUCTION".

            (d) Pledgor will then fax the Endorsed Instruction to Bank for processing on ______________________ (or such other number as Bank may notify Pledgor of from time to time).

            (e) Secured Party and Bank shall have no responsibility for any loss or liability of any nature (direct or indirect) suffered by the Pledgor as a result of any failure to transmit funds or to sell, purchase, or otherwise dispose of commodities or securities (or any delay in transmitting funds or selling, purchasing, or otherwise disposing of commodities or securities) or because the approval given by Secured Party in this Clause 3 is either delivered late or not forthcoming, unless the Secured Party or the Bank (as the case may be) was grossly negligent or acted in bad faith.

            (f) In this Section a "BUSINESS DAY" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are open for business in London.

            (g) Should there by any difficulties with fax transmissions between any of the Parties, the relevant Parties will attempt to effect delivery using another method as agreed between them.

                                      -5-
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      3.1.3 Pledgor and Bank shall be entitled to rely:

            (a) (subject to Clause 3.1.2(b)) upon an Endorsed Instruction which it believes in good faith to have been signed by any two of the Authorized Signatories; and

            (b) until notified by Secured Party to the contrary, upon the continued authority of any Authorized Signatory to endorse an Instruction.

4.    PRIORITY OF SECURED PARTY'S SECURITY INTEREST

4.1 Bank subordinates in favor of Secured Party any interest lien or right of setoff it may have, now or in the future, against the Account or financial assets credited to the Account; provided, however, Bank will retain its prior lien on a financial asset credited to the Account where Bank has paid for such financial asset but has not received payment therefore from Pledgor and for payment of its customary fees and expenses pursuant to the agreement under which the Account is maintained (the "CUSTODY AGREEMENT"), including any overdraft fees.

4.2 Bank will not agree with any third party that Bank will accept or complying with entitlement orders originated by the third party in regard to the Account or any financial asset credited to the Account.

5.    STATEMENTS, CONFIRMATIONS AND NOTICES OF ADVERSE CLAIMS

      Bank will send copies of all regular statements for the Account simultaneously to Pledgor and Secured Party. Upon initial deposit of financial assets into the Account and not less than monthly, Bank shall provide Secured Party with a report of the valuation of the financial assets in the Account determined as required in Clause 3 of this Agreement. Bank will use reasonable efforts promptly to notify Secured
      Party and Pledgor if any other person claims a property interest in the Account or any financial asset credited to the Account.

6.    BANK'S RESPONSIBILITY

6.1 Bank shall have no responsibility or liability with respect to changes in the standard of any securities in the Account or changes in their value relative to other currencies or securities, or for any deduction for taxes, levies, or otherwise from deposits made with any depository, or for any blockage, confiscation or expropriation, limitation of transferability, or any other action by any government, de factor or de jure, which affects or could affect the same, or for any other occurrence beyond its control.

6.2 Except for permitting a withdrawal or delivery in violation of Clause 3, Bank will not be liable to Secured Party for complying with entitlement orders from Pledgor that are received by Bank before Bank receives and has a reasonable opportunity to act on an entitlement order from Secured
      Party.

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6.3   Bank will not be liable to Pledgor for complying with an entitlement order originated by Secured Party even if Pledgor notifies Bank that Secured
      Party is not legally entitled to issue the entitlement order or notice of exclusive control, unless:

      6.3.1 Bank takes the action after it is served with an injunction, restraining order or other legal process enjoining it from doing so, issued by a court of competent jurisdiction, and had a reasonable opportunity to act on the injunction, restraining order or other legal process; or

      6.3.2 Bank acts in collusion with Secured Party in violating Pledgor's rights.

6.4 This Agreement does not create any obligation of Bank except for those expressly set forth in this Agreement. In particular, Bank need not investigate whether Secured Party is entitled under Secured Party's agreement with Pledgor to give an entitlement order. Bank may rely on notices and communications it believes given by the appropriate party.

6.5 Bank will maintain the Account and financial assets in the same manner as it maintains accounts and assets for its custodial customers generally.
      During the term of this Agreement, Bank will remain a securities intermediary within the meaning of such term in Section 8-102(a)(14) of the NYUCC and 31 C.F.R. 357.2.

6.6 From and after the time Secured Party sends an entitlement order to Bank, Secured Party shall be entitled to the benefits of the Custody Agreement as if it were the client thereunder.

7.    INDEMNITY

      Pledgor will indemnify, defend and hold harmless Bank, its partners, officers, directors, employees and agents against claims, liabilities and expenses arising out of this Agreement (including reasonable attorney's fees and disbursements), except to the extent such claims, liabilities, and expenses arise from the Bank's negligence, bad faith or wilful misconduct.

8.    TERMINATION; SURVIVAL

8.1   Secured Party may terminate this Agreement by notice to Bank and Pledgor.
      Bank or Pledgor may terminate this Agreement on 30 days' notice to all of the other parties. Upon receipt of a notice of termination from Pledgor, Bank shall cease accepting any entitlement order from Pledgor, as specified in Clause 3, and any previous entitlement order delivered by Pledgor shall be deemed to be of no further force and effect.

8.2 If Secured Party notifies Bank that its security interest in the Account or all of the financial assets therein has terminated, this Agreement will immediately terminate.

8.3 Clause 6 (Bank's Responsibility) and Clause 7 (Indemnity), will survive termination of this Agreement.

                                      -7-
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9.    GOVERNING LAW

      THIS AGREEMENT, INSOFAR AS IT RELATES TO THE SECURED PARTY'S SECURITY
      INTEREST IN THE ACCOUNT, WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW
      YORK, WITHOUT REGARD TO ITS CHOICE OF LAWS PROVISIONS.

10.   ENTIRE AGREEMENT

      This Agreement is the entire agreement and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

11.   AMENDMENTS

      No amendment of, or waiver of a right under, this Agreement will be binding unless it is in writing and signed by the party to be charged.

12.   SEVERABILITY

      To the extent a provision of this Agreement is unenforceable, this Agreement will be construed as if the unenforceable provision were omitted.

13.   SUCCESSORS AND ASSIGNS

      A successor to or assignee of Secured Party's rights and obligations under the agreement between Secured Party and Pledgor will succeed to Secured
      Party's rights and obligations under this Agreement.

14.   NOTICES

      A notice or other communication to a party under this Agreement will be in writing, (including facsimile) (except that entitlement orders shall be given in accordance with procedures as Bank may reasonably specify), will be sent to the party's address set forth below or to such other address as the party may notify the other parties and will be effective on receipt.

15.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

16.   WAIVER OF JURY TRIAL

      PLEDGOR, BANK AND SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL
      PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY
      ARISING OUT OF, OR RELATED TO, OR CONNECTED WITH THIS AGREEMENT.

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17.   REPRESENTATIONS

      Each party hereto hereby represents and warrants that the individual executing this Agreement on its behalf has the requisite power and authority to do so and to bind it to the terms of this Agreement.


                                      -9-
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                                   SIGNATURES

SECURED PARTY                               PLEDGOR

By: /s/ [ILLEGIBLE]                         By: /s/ [ILLEGIBLE]
Barclays Bank PLC                           Allied World Assurance Company, Ltd
                                            43 Victoria Street
Facsmile: +44 207 699 2407                  Hamilton HM 12
                                            Bermuda

CUSTODIAN BANK
By: /s/ Thomas S. Spagnol
    ---------------------
    Vice President
For and on behalf of Mellon Bank, N.A.
One Mellon Center
Pittsburgh, PA 15258
Attn: Insurance Custody Department